Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

RSBY	Return Stacked® Bonds & Futures Yield ETF

RSBT	Return Stacked® Bonds & Managed Futures ETF

RSBA	Return Stacked® Bonds & Merger Arbitrage ETF

RSSB	Return Stacked® Global Stocks & Bonds ETF

RSSY	Return Stacked® U.S. Stocks & Futures Yield ETF

RSST	Return Stacked® U.S. Stocks & Managed Futures ETF

(each a “Fund,” together, the “Funds”)

Each listed on Cboe BZX Exchange, Inc.

March 20, 2026

Supplement to the Summary Prospectuses,

Prospectus and

Statement of Additional Information (“SAI”),

each dated May 30, 2025,

as previously supplemented

Appointment of New Sub-Adviser

At a meeting of the Board of Trustees of the Trust (the “Board”) held on March 12, 2026, the Board, including a majority of the trustees who are not interested persons of the Trust (as defined by the Investment Company Act of 1940), approved a new investment sub-advisory agreement, on behalf of the Funds, with ReSolve Asset Management Inc. (“RAM”). Upon the effective date of the investment sub-advisory agreement, currently anticipated for sometime in April of 2026 (the “Effective Date”), RAM will serve as an investment sub-adviser to each Fund (and where applicable its Subsidiary) and will be responsible for trade execution of portfolio securities and financial instruments for each entity, including selecting broker-dealers to execute purchase and sale transactions.

This new investment sub-advisory agreement was approved pursuant to the Funds’ manager of manager exemptive relief, and accordingly, shareholder approval is not required. Under RAM’s appointment as sub-adviser to each Fund, there are no changes in any investment objective or investment policy of a Fund. Shareholders will receive an information statement within 90 days of the Effective Date containing additional information regarding the appointment. In addition, the Funds’ Summary Prospectuses, Prospectus and SAI will be updated to reflect the appointment on or about the Effective Date.

Change in Cut-Off Time

In addition, effective March 23, 2026, each Fund’s order cut-off time for orders to purchase or redeem Creation Units is changed to between 4:30 p.m. Eastern time and 5:00 p.m. Eastern time on the Business Day prior to the day of the transaction (also known as T-1 or T minus one Order Window).

The foregoing supersedes contrary disclosure in the Funds’ SAI.

Please retain this Supplement for future reference.